================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                               SEPTEMBER 19, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                   ----------



                     ALLIED RISER COMMUNICATIONS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   ----------



        DELAWARE                     1-15425                    75-2789492
(STATE OF INCORPORATION)    (COMMISSION FILE NUMBER)          (IRS EMPLOYER
                                                          IDENTIFICATION NUMBER)



                                   ----------

            1700 PACIFIC AVENUE, SUITE 400, DALLAS, TEXAS 75201-4679 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)



                                 (214) 210-3000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




================================================================================

ITEM 5. OTHER EVENTS.

         On September 19, 2000, Allied Riser Communications Corporation issued a press release. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)  Exhibits:

         Exhibit
         Number         Description

          99.1          Press Release, dated September 19, 2000 (filed herewith)



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   ALLIED RISER COMMUNICATIONS CORPORATION



                                   By:  /s/ Michael R. Carper
                                      ------------------------------------------
                                      Michael R. Carper
                                      Senior Vice President and General Counsel

Date: September 20, 2000

                                INDEX TO EXHIBITS



EXHIBIT
NUMBER           DESCRIPTION
-------          -----------
 99.1            Press Release, dated September 19, 2000 (filed herewith)






                                       3